UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2025

 RESTAURANT BRANDS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5707 Blue Lagoon Drive
Miami,	Florida	33126
(Address of Principal Executive Offices and Zip Code)
(305) 378-3000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange
Toronto Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06. Material Impairments

On November 7, 2025, the Board of Directors (the “Board”) of Restaurant Brands International Inc. (“RBI” or the “Company”) approved entering into a joint venture with CPE Alder Investment Limited, a fund managed by CPE (“CPE”), with respect to the operations of Burger King China (such joint venture, the “Burger King China JV”). Under the terms of the transaction, CPE will invest $350 million of new primary capital into Burger King China JV at closing and will own approximately 83% of Burger King China JV, while RBI will retain approximately 17% and a seat on the Board of Directors of Burger King China JV. RBI will not receive any cash proceeds from the transaction, as the new primary capital invested by CPE will remain in Burger King China JV and its subsidiaries to support future growth.

As previously disclosed, on February 14, 2025, the Company had acquired substantially all of the equity interests of Burger King China that it did not already own. The Burger King China operations are currently classified as Held for Sale and business results are reported in Discontinued Operations in the Company’s financial statements. As a result of the decision to sell a significant portion of the Burger King China business and the valuation implied by such sale, the Company has determined that it will be required under generally accepted accounting principles to take a non-cash charge of approximately $150 million on its Burger King China holdings.

Item 8.01 Other Events

On November 8, 2025, the Company entered into a joint venture with CPE with respect to the operations of Burger King China. Upon closing of the transaction, CPE will invest $350 million of new primary capital into Burger King China JV and will own approximately 83% of Burger King China JV, while RBI will retain approximately 17% and a seat on the Board of Directors of Burger King China JV. RBI will not receive any cash proceeds from the transaction, as the new primary capital invested by CPE will remain in Burger King China JV and its subsidiaries to support future growth.

Under the terms of the transaction, RBI, through a wholly-owned subsidiary, will enter into a 20-year master development agreement with a wholly-owned subsidiary of Burger King China JV, granting it exclusive rights to develop the Burger King brand in China and establishing specific annual development targets during the term of the agreement. The master development agreement aims to increase the number restaurants in the market over time, from approximately 1,250 restaurants today to double that by 2030 and to more than 4,000 restaurants operating in the market by 2035.

The transaction is expected to close in the first quarter of 2026, subject to customary regulatory approvals.

This Form 8-K includes forward-looking statements, which are often identified by the words "may," "might," "believes," "thinks," "anticipates," "plans," "expects," "intends" or similar expressions and include statements related to expectations regarding (i) the timing and ability of RBI to close the new Burger King China JV, including the ability to receive regulatory approvals, (ii) the impact of the new joint venture to fund the growth of the Burger King business in China, including the ability to double Burger King’s footprint in five years and to grow Burger King’s footprint to more than 4,000 restaurants by 2035, and (iii) the amount of the impairment that may be required under GAAP. These forward-looking statements may be affected by risks and uncertainties in the business of RBI and Burger King in China and market conditions, and include, without limitation, the following: risks related to competition, macro-economic factors and general risks of doing business in China, the effectiveness of marketing, advertising and digital programs, ability to successfully implement growth strategies, ability to identify and lease sites that meet brand criteria, unforeseen events, fluctuations in interest and currency exchange rates, tariffs, changes in laws and regulations, and geopolitical conflicts. In addition, the ability to close the joint venture and investment is subject to the ability and willingness of each party to fulfill their respective closing conditions and to receive regulatory approval. This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by RBI with the U.S. Securities and Exchange Commission and the Canadian securities regulators, including RBI's annual report on Form 10-K for the year ended December 31, 2024. RBI cautions readers that certain important factors may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made herein. RBI does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Item 7.01 Regulation FD Disclosure

On November 10, 2025, RBI issued a press release regarding the investment of CPE into Burger King China JV, a copy of which is furnished as Exhibit 99.1

The information in this Item 7.01 as well as the press release attached as Exhibits 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press release issued by the Company on November 10, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC.

Date: November 10, 2025	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary